Exhibit 99.1

Commerce Planet Appoints Marcum & Kliegman as New Audit Firm

GOLETA, Calif. – January 7, 2008--Commerce Planet, Inc - (OTCBB:CPNE) today announced that the Board of Directors has appointed Marcum & Kliegman, LLC, as the Company's independent registered public accounting firm, effective December 27, 2007.  Marcum & Kliegman, LLC, replaces Jaspers + Hall, PC, which has served as the Company's firm of record.

“We are pleased to be working with Marcum & Kliegman, LLC, and we believe they have the resources to provide Commerce Planet with highly reliable review and audit services as we plan for aggressive and sustainable long-term growth,” stated Tony Roth, Chief Executive Officer. “We believe the transition to a new audit firm will further support our strategic direction, growth plans and application process for a national market listing in 2008 by assisting the management team in providing timely, accurate and orderly financial communications to our shareholders.”

Jaime Rovelo, Chief Financial Officer, stated “Marcum & Kliegman offers us global resources, four offices and 400 professionals, and the experience of a larger firm.”

Marcum & Kliegman has developed a leading reputation among SEC-reporting companies throughout the U.S.

About Marcum Kliegman, LLC

In addition to its core accounting, audit and tax services, Marcum & Kliegman offers a multitude of comprehensive services including SEC compliance, information technology solutions, trust and estate planning and administration, financial and investment advisement, network security, back office support, personal financial management, litigation support and forensic accounting.  The Firm ranks 24th in the nation, according to Public Accounting Report, 7th largest firm in the Northeast by Accounting Today and 1st on Long Island, according to Newsday and Long Island Business News.  For more information, visit Marcum & Kliegman online at www.mkllp.com or contact Gordon L. Tepper at 631-414-4020 or via e-mail at gtepper@mkllp.com.

About Commerce Planet, Inc.

Commerce Planet, Inc. is a technology driven online media, marketing, and fully integrated e-commerce provider that offers media products, lead generation services, list database management, e-commerce solutions, web marketing, call center support and CRM tools to its client partners as well as through its own direct selling businesses.  Commerce Planet offers turn-key business solutions through Legacy Media, its marketing & media division, and membership sales companies, customer care and call center facility, and it’s newly acquired E-Commerce Dashboard™ System by Iventa.  In combination these services address the needs of small – medium size businesses, B2B and B2C marketing programs, and custom solutions for enterprise clients worldwide. For more about Commerce Planet (OTCBB: CPNE), visit our website at http://www.commerceplanet.com.

Forward Looking Statements

Except for the historical information contained herein, the matters set forth in this press release, including statements as to management's intentions, hopes, beliefs, expectations, representations, projections, plans or predictions of the future, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. This release contains forward-looking statements, including, without limitation, statements concerning our business and possible or assumed future results of operations. Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons including: our ability to continue as a going concern, adverse economic changes affecting markets we serve; competition in our markets and industry segments; our timing and the profitability of entering new markets; greater than expected costs, customer acceptance of our products and services or difficulties related to our integration of the businesses we may acquire; and other risks and uncertainties as may be detailed from time to time in our public announcements and SEC filings. Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made, and our future results, levels of activity, performance or achievements may not meet these expectations. We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.

Contact:
Investor Relations:
ICR
John Mills / Anne Rakunas, 310-954-1100